                                                      Exhibit No. EX-99.10
Reporting Owners
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                                                       Relationships
Reporting Owner Name / Address              Director    10% Owner     Officer        Other
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KIM SUSAN Y                                              X                           See Exhibits 1, 2 and 10
1345 ENTERPRISE DRIVE
WEST CHESTER PA 19380
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KIM JOHN T
1345 ENTERPRISE DRIVE                          X         X                           See Exhibit 2
WEST CHESTER PA 19380
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Kim Allyson Lee Trust of 10/15/01
1345 ENTERPRISE DRIVE                                                                See Exhibit 2
WEST CHESTER PA 19380
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Irrevocable Deed of Trust of Kim James J
Settlor FBO Jason Lee Kim
1345 ENTERPRISE DRIVE                                                                See Exhibit 2
WEST CHESTER PA 19380
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Irrevocable Deed of Trust of Kim James J
for Alexandra Kim
Panichello
1345 ENTERPRISE DRIVE                                                                See Exhibit 2
WEST CHESTER PA 19380
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James & Agnes Kim Foundation, Inc.
1345 ENTERPRISE DRIVE                                                                See Exhibit 2
WEST CHESTER PA 19380
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KIM JAMES J
1345 ENTERPRISE DRIVE                          X         X            CEO            See Exhibit 2
WEST CHESTER PA 19380
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Irrevocable Deed of Trust of Kim James
J for Jacqueline Mary
Panichello
1345 ENTERPRISE DRIVE                                                                See Exhibit 2
WEST CHESTER PA 19380
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Panichello Dylan James Trust of 10/15/01
1345 ENTERPRISE DRIVE                                                                See Exhibit 2
WEST CHESTER PA 19380
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